Exhibit 10vi

PERSONAL and CONFIDENTIAL

February 11, 2015

First Name Last Name

Dear First Name:

This confirms that you have been awarded a nonstatutory stock option for X,XXX shares of Stryker Corporation Common Stock at a price of $XX.XX per share. Except as otherwise provided in the enclosed Terms and Conditions, this option will become exercisable 20% per year beginning on February 11, 2016 and will expire on February 10, 2025.

In addition to the nonstatutory option grant, you have been awarded X,XXX RSUs with respect to Common Stock of Stryker Corporation. Except as otherwise provided in the enclosed Terms and Conditions, these RSUs will vest on March 21, 2016.

The total Award Date Value (ADV) of your awards is approximately $XXX,XXX; 50% of the ADV is awarded in stock options and the other 50% in RSUs.

You can view these awards online at www.ubs.com/onesource/SYK starting on March 3. The detailed terms of the option and RSUs by which you will be bound are set forth in the Terms and Conditions and any applicable country addendum and the provisions of the Company’s 2011 Long-Term Incentive Plan. Those documents, together with the related Prospectus, are available on the UBS One Source website.

There also are additional education materials on the UBS One Source website in the library section, which include a Stock Option and RSUs brochures, Stock Option and RSUs Frequently Asked Questions, and Stock Option and RSUs Tax Questions & Answers.

Thank you for your partnership and your contributions toward positioning Stryker for long-term success.

Sincerely,

Kevin Lobo
Chairman and CEO

STRYKER CORPORATION

TERMS AND CONDITIONS
RELATING TO NONSTATUTORY STOCK OPTIONS GRANTED
PURSUANT TO THE 2011 LONG-TERM INCENTIVE PLAN

NON-EMPLOYEE DIRECTORS

1.    The Options to purchase Shares of Stryker Corporation (the “Company”) granted to you during 2015 are subject to these Terms and Conditions Relating to Nonstatutory Stock Options Granted Pursuant to the 2011 Long-Term Incentive Plan (the “Terms and Conditions”) and all of the terms and conditions of the Stryker Corporation 2011 Long-Term Incentive Plan, as amended (the “2011 Plan”), which is incorporated herein by reference. In the case of a conflict between these Terms and Conditions and the terms of the 2011 Plan, the provisions of the 2011 Plan will govern. Capitalized terms used but not defined herein have the meaning provided therefor in the 2011 Plan.

2.    Upon the termination of your service as a Director your right to exercise the Options shall be only as follows:

(a)    If your service as a Director is terminated by Retirement (as such term is defined in the 2011 Plan or determined under local law), you or your estate (in the event of your death after termination by Retirement) shall have the right, at any time on or prior to the 10th anniversary of the grant date, to exercise the Options with respect to all or any part of the Shares subject thereto, regardless of whether the right to purchase Shares had vested on or before the date of your Retirement.

        (b)    If your service as a Director is terminated by reason of Disability (as such term is defined in the 2011 Plan or determined under local law) or death, you, your legal representative or your estate shall have the right, for a period of one year following such termination, to exercise the Options with respect to all or any part of the Shares subject thereto, regardless of whether the right to purchase such Shares had vested on or before the date of your termination by Disability or death.

(c)    If you cease to be a Director for any reason other than those provided in (a) or (b) above, you or your estate (in the event of your death after such termination) may, within the thirty (30)-day period following such termination, exercise the Options with respect to only such number of Shares as to which the right of exercise had vested on or before the Termination Date, which shall be the last day of your active service as a Director.

(d)    Notwithstanding the foregoing, the Options shall not be exercisable in whole or in part (i) after the 10th anniversary of the grant date or (ii) except as provided in Section 3(c) hereof or in the event of termination of service as a Director because of Disability, Retirement or death, unless you shall have continued to serve as a Director for one (1) year following the date of grant of the Options.

(e)    Notwithstanding the foregoing, if you are eligible for Retirement but cease to be a Director for any other reason before you retire, the right to exercise the Options shall be determined as if your service as a Director ceased by reason of Retirement.

3.    The number of Shares subject to the Options and the price to be paid therefor shall be subject to adjustment and the term and exercise dates hereof may be accelerated as follows:

(a)    In the event that the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such Shares shall be increased through the payment of a stock dividend or a dividend on the Shares of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each Share theretofore subject to the Options the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled. The Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Shares, or of any stock or other securities into which such Common Stock shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Options, such adjustment shall be made in accordance with such determination.

(b)    Fractional Shares resulting from any adjustment in the Options may be settled in cash or otherwise as the Board of Directors shall determine, in its sole discretion. Notice of any adjustment will be given to you and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes hereof.

(c)    The Board of Directors shall have the power to amend the Options to permit the exercise of the Options (and to terminate any unexercised Options) prior to the effectiveness of (i) any disposition of substantially all of the assets of the Company, (ii) the shutdown, discontinuance of operations or dissolution of the Company, or (iii) the merger or consolidation of the Company with or into any other unrelated corporation.

4.    To exercise the Options, you must complete the exercise procedures as established through UBS, the outsourced stock plan administration vendor, at www.ubs.com/onesource/SYK or by telephone at +1 860 727 1515 (or such other direct dial-in number that may be established from time to time). As part of such procedures, you shall be required to specify the number of Shares that you elect to purchase and the date on which such purchase is to be made, and you shall be required to make full payment of the Exercise Price. An Option shall not be deemed to have been exercised (i.e., the exercise date shall not be deemed to have occurred) until the notice of such exercise and payment in full of the Exercise Price are provided. The exercise date will be defined by the New York Stock Exchange (NYSE) trading hours. If an exercise is completed after the market close or on a weekend, the exercise will be dated the next following trading day.

The Exercise Price may be paid in such manner as the Board of Directors may specify from time to time in its sole discretion and as established through UBS, including (but not limited to) the two following methods: (i) by a net exercise arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with an aggregate Fair Market Value on the date of purchase sufficient to cover the aggregate Exercise Price, or (ii) cash payment. In cases where you utilize the net exercise arrangement and the Fair Market Value of the number of whole Shares withheld is greater than the aggregate Exercise Price, the Company shall make a cash payment to you equal to the difference as soon as administratively practicable.
5.    Regardless of any action the Company takes with respect to any or all income tax (including U.S. federal, state and local taxes and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Options, including the grant of the Options, the vesting of the Options, the exercise of the Options, the subsequent sale of any Shares acquired pursuant to the Options and the receipt of any dividends and (ii) does not commit to structure the terms of the grant or any aspect of the Options to reduce or eliminate your liability for Tax-Related Items.
Prior to the delivery of Shares upon exercise of your Options, if your country of residence requires withholding of Tax-Related Items, the Company shall withhold a sufficient number of whole Shares otherwise issuable upon exercise of the Options that have an aggregate Fair Market Value sufficient to pay the minimum Tax-Related Items required to be withheld with respect to the Shares. In cases where the Fair Market Value of the number of whole Shares withheld is greater than the minimum Tax-Related Items required to be withheld, the Company shall make a cash payment to you equal to the difference as soon as administratively practicable. The cash equivalent of the Shares withheld will be used to settle the obligation to withhold the Tax-Related Items. Alternatively, the Company may withhold the minimum Tax-Related Items required to be withheld with respect to the Shares in cash from your director fees or other amounts payable to you. In the event the withholding requirements are not satisfied through the withholding of Shares or through your director fees or any other amounts payable to you, no Shares will be issued to you (or your estate) upon exercise of the Options unless and until satisfactory arrangements have been made by you with respect to the payment of any Tax-Related Items that the Company determines, in its sole discretion, must be withheld or collected with respect to such Options. By accepting these Options, you expressly consent to the withholding of Shares and/or the withholding from your director fees or other amounts payable to you as provided for hereunder. All other Tax-Related Items related to the Options and any Shares delivered in payment thereof are your sole responsibility.
6.    The Options are intended to be exempt from the requirements of Code Section 409A. The 2011 Plan and these Terms and Conditions shall be administered and interpreted in a manner consistent with this intent. If the Company determines that these Terms and Conditions are subject to Code Section 409A and that it has failed to comply with the requirements of that Section, the Company may, at the Company’s sole discretion, and without your consent, amend these Terms and Conditions to cause them to comply with Code Section 409A or be exempt from Code Section 409A.

7.    The Options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during your lifetime only by you. If you purport to make any transfer of the Options, except as aforesaid, the Options and all rights thereunder shall terminate immediately.

8.    If you are resident outside of the United States, you agree, as a condition of the grant of the Options, to repatriate all payments attributable to the Shares and/or cash acquired under the 2011 Plan (including, but not limited to, dividends and any proceeds derived from the sale of the Shares acquired pursuant to the Options) if required by and in accordance with local foreign exchange rules and regulations in your country of residence. In addition, you also agree to take any and all actions, and consent to any and all actions taken by the Company and its Subsidiaries, as may be required to allow the Company and its Subsidiaries to comply with local laws, rules and regulations in your country of residence. Finally, you agree to take any and all actions as may be required to comply with your personal legal and tax obligations under local laws, rules and regulations in your country of residence.

9.    If you are resident in a country that is a member of the European Union, the grant of the Options and these Terms and Conditions are intended to comply with the age discrimination provisions of the EU Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”). To the extent that a court or tribunal of competent jurisdiction determines that any provision of these Terms and Conditions is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make it valid and enforceable to the full extent permitted under local law.

10.    The Options shall not be exercisable in whole or in part, and the Company shall not be obligated to issue any Shares subject to the Options, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 or any other U.S. federal, state or non-U.S. statute having similar requirements as it may be in effect at the time. The Options are subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the Shares subject to the Options under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares pursuant to the Options, the Options may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

11.    The grant of the Options shall not confer upon you any right to serve as a Director nor limit in any way the right of the Company to terminate your service as a Director at any time. You shall have no rights as a shareholder of the Company with respect to any Shares issuable upon the exercise of the Options until the date of issuance of such Shares.

12.    You acknowledge and agree that the 2011 Plan is discretionary in nature and may be amended, cancelled or terminated by the Company, in its sole discretion, at any time. The grant of the Options under the 2011 Plan is a one-time benefit and does not create any contractual or other right to receive a grant of stock options or benefits in lieu of stock options in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the form and timing of any grant, the number of Shares subject to the grant, the vesting provisions and the exercise price. Any amendment, modification or termination of the 2011 Plan shall not constitute a change or impairment of the terms and conditions of your service as a Director of the Company.

13.    Your participation in the 2011 Plan is voluntary.
14.    These Terms and Conditions shall bind and inure to the benefit of the Company, its successors and assigns and you and your estate in the event of your death.

15.    The Company hereby notifies you of the following in relation to your personal data and the collection, processing and transfer of such data in relation to the grant of the Options and your participation in the 2011 Plan pursuant to applicable personal data protection laws. The collection, processing and transfer of your personal data is necessary for the Company’s administration of the 2011 Plan and your participation in the 2011 Plan, and your denial and/or objection to the collection, processing and transfer of personal data may affect your ability to participate in the 2011 Plan. As such, you voluntarily acknowledge, consent and agree (where required under applicable law) to the collection, use, processing and transfer of personal data as described herein.

The Company holds certain personal information about you, including (but not limited to) your name, home address and telephone number, date of birth, social security number or other identification number, nationality, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in your favor for the purpose of managing and administering the 2011 Plan (“Data”). The Data may be provided by you or collected, where lawful, from third parties, and the Company will process the Data for the exclusive purpose of implementing, administering and managing your participation in the 2011 Plan. The data processing will take place through electronic and non-electronic means according to logics and procedures strictly correlated to the purposes for which the Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations in your country of residence. Data processing operations will be performed minimizing the use of personal and identification data when such information is unnecessary for the processing purposes sought. The Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the 2011 Plan and for your participation in the 2011 Plan.

The Company will transfer Data as necessary for the purpose of implementation, administration and management of your participation in the 2011 Plan, and the Company may further transfer Data to any third parties assisting the Company in the implementation, administration and management of the 2011 Plan. These recipients may be located in the European Economic Area, the United States or elsewhere throughout the world. You hereby authorize (where required under applicable law) the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for purposes of implementing, administering and managing your participation in the 2011 Plan, including any requisite transfer of such Data as may be required for the administration of the 2011 Plan and/or the subsequent holding of Shares on your behalf to a broker or other third party with whom you may elect to deposit any Shares acquired pursuant to the 2011 Plan.

You may, at any time, exercise your rights provided under applicable personal data protection laws, which may include the right to (a) obtain confirmation as to the existence of the Data, (b) verify the content, origin and accuracy of the Data, (c) request the integration, update, amendment, deletion, or blockage (for breach of applicable laws) of the Data and (d) oppose, for legal reasons, the collection, processing or transfer of the Data that is not necessary or required for the implementation, administration and/or operation of the 2011 Plan and your participation in the 2011 Plan. You may seek to exercise these rights by contacting the Company's HR department.

16. The grant of the Options is not intended to be a public offering of securities in your country of residence. The Company has not submitted any registration statement, prospectus or other filing with the local securities authorities (unless otherwise required under local law). No employee of the Company is permitted to advise you on whether you should purchase Shares under the 2011 Plan or provide you with any legal, tax or financial advice with respect to the grant of your Options. Investment in Shares involves a degree of risk. Before deciding to purchase Shares pursuant to the Options, you should carefully consider all risk factors and tax considerations relevant to the acquisition of Shares under the 2011 Plan and the disposition of them. Further, you should carefully review all of the materials related to the Options and the 2011 Plan, and you should consult with your personal legal, tax and financial advisors for professional advice in relation to your personal circumstances.

17.    All questions concerning the construction, validity and interpretation of the Options and the 2011 Plan shall be governed and construed according to the laws of the state of Michigan, without regard to the application of the conflicts of laws provisions thereof. Any disputes regarding the Options or the 2011 Plan shall be brought only in the state or federal courts of the state of Michigan.

18.    The Company may, in its sole discretion, decide to deliver any documents related to the Options or other awards granted to you under the 2011 Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the 2011 Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19.    The invalidity or unenforceability of any provision of the 2011 Plan or these Terms and Conditions shall not affect the validity or enforceability of any other provision of the 2011 Plan or these Terms and Conditions.

20.    If you are resident outside of the United States, you acknowledge and agree that it is your express intent that these Terms and Conditions, the 2011 Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Options be drawn up in English. If you have received these Terms and Conditions, the 2011 Plan or any other documents related to the Options translated into a language other than English and, if the meaning of the translated version is different than the English version, the English version will control.

21.    Notwithstanding any provisions of these Terms and Conditions to the contrary, if your country of residence is Belgium, the Options shall be subject to the special terms and conditions in the addendum to these Terms and Conditions (an “Addendum”). Further, if you transfer your residence to a country that at the time of transfer has special terms and conditions for option grants, those special terms and conditions will apply to you to the extent the Company determines, in its sole discretion, that the application of such special terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the award and the 2011 Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate your transfer). In all circumstances, any applicable Addendum shall constitute part of these Terms and Conditions.
22.     The Company reserves the right to impose other requirements on the Options, any Shares acquired pursuant to the Options and your participation in the 2011 Plan to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the award and the 2011 Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements or undertakings that may be necessary to accomplish the foregoing.

STRYKER CORPORATION

ADDENDUM TO
TERMS AND CONDITIONS
RELATING TO NONSTATUTORY STOCK OPTIONS GRANTED
PURSUANT TO THE 2011 LONG-TERM INCENTIVE PLAN

NON-EMPLOYEE DIRECTORS

BELGIUM

In addition to the terms of the 2011 Plan and the Terms and Conditions, the Options are subject to the following additional terms and conditions (the “Addendum”). All capitalized terms as contained in this Addendum shall have the same meaning as set forth in the 2011 Plan and the Terms and Conditions. Pursuant to Section 20 of the Terms and Conditions, if you transfer your residence and/or employment to another country reflected in an Addendum at the time of transfer, the special terms and conditions for such country will apply to you to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local law, rules and regulations, or to facilitate the operation and administration of the award and the 2011 Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate your transfer).

Director Name: ___________________________ Number of Shares: _____________

Date of Grant: ___________________________ Exercise Price: _____________________

1.    Acceptance of Options. In order for the Options to be subject to taxation at the time of grant, you must affirmatively accept the Options in writing within 60 days of the Date of Grant specified above by signing below and returning this original executed Addendum to:
Stock Plan Administration Department
2825 Airview Blvd.
Kalamazoo, Michigan 49002 (U.S.A)

I hereby accept the ________ (number) Options granted to me by the Company on the Date of Grant. I also acknowledge that I have been encouraged to discuss the acceptance of the Options and the applicable tax treatment with a financial and/or tax advisor, and that my decision to accept the Options is made in full knowledge.

Director Signature:        _______________________________

Director Printed Name:    _______________________________

Date of Acceptance:        _______________________________

If you fail to affirmatively accept the Options in writing within 60 days of the Date of Grant, the Options will not be subject to taxation at the time of grant but instead will be subject to taxation on the date you exercise the Options (or such other treatment as may apply under Belgian tax law at the time of exercise).
2.    Payment of Exercise Price Limited to Cash Payment. Notwithstanding anything to the contrary in Section 4 of the Terms and Conditions, you shall be permitted to pay the Exercise Price only by means of a cash payment (and the net exercise method shall not be permitted).
3.    Undertaking for Qualifying Options. If you are accepting the Options in writing within 60 days of the Date of Grant and wish to have the Options subject to a lower valuation for Belgium tax purposes pursuant to the article 43, §6 of the Belgian law of 26 March 1999, you may agree and undertake to (a) not exercise the Options before the end of the third calendar year following the calendar year in which the Date of Grant falls, and (b) not transfer the Options under any circumstances (except upon on rights your heir might have in the Options upon your death). If you wish to make this undertaking, you must sign below and return this executed Addendum to the address listed above.
Director Signature:        _______________________________

Director Printed Name:    _______________________________

* * * * *

STRYKER CORPORATION

TERMS AND CONDITIONS
RELATING TO RESTRICTED STOCK UNITS GRANTED
PURSUANT TO THE 2011 LONG-TERM INCENTIVE PLAN

NON-EMPLOYEE DIRECTORS

1.    The Restricted Stock Units (“RSUs”) with respect to Common Stock of Stryker Corporation (the “Company”) granted to you during 2015 are subject to these Terms and Conditions Relating to Restricted Stock Units Granted Pursuant to the 2011 Long-Term Incentive Plan (the “Terms and Conditions”) and all of the terms and conditions of the Stryker Corporation 2011 Long-Term Incentive Plan, as amended (the “2011 Plan”), which is incorporated herein by reference. In the case of a conflict between these Terms and Conditions and the terms of the 2011 Plan, the provisions of the 2011 Plan will govern. Capitalized terms used but not defined herein have the meaning provided therefor in the 2011 Plan.

2.    Your right to receive the Shares issuable pursuant to the RSUs shall be only as follows:

     (a)    If you continue to be a Director, you will receive the Shares underlying the RSUs that have become vested as soon as administratively possible following the vesting date as set forth in the award document.

(b)     If you cease to be a Director by reason of Disability (as such term is defined in the 2011 Plan or determined under local law) or death prior to the date that your RSUs become fully vested, you or your estate will become fully vested in your RSUs, and you, your legal representative or your estate will receive all of the underlying Shares as soon as administratively practicable following your termination by Disability or death.

(c)    If you cease to be a Director prior to the date that your RSUs become fully vested for any reason other than those provided in (b) above, you shall cease vesting in your RSUs effective as of your Termination Date, which shall be the last day of your active service as a Director.

(d)    Notwithstanding the foregoing, the Company may, in its sole discretion, settle your RSUs in the form of: (i) a cash payment to the extent settlement in Shares (1) is prohibited under local law,(2) would require you or the Company to obtain the approval of any governmental and/or regulatory body in your country of residence or (3) is administratively burdensome or (ii) Shares, but require you to immediately sell such Shares (in which case, the Company shall have the authority to issue sales instructions in relation to such Shares on your behalf).

3.    The number of Shares subject to the RSUs shall be subject to adjustment and the vesting dates hereof may be accelerated as follows:

(a)    In the event that the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such Shares shall be increased through the payment of a stock dividend or a dividend on the Shares of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each Share theretofore subject to the RSUs the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled. The other terms of the RSUs shall also be appropriately amended as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Shares, or of any stock or other securities into which such Shares shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the RSUs, such adjustment shall be made in accordance with such determination.

(b)    Fractional Shares resulting from any adjustment in the RSUs may be settled in cash or otherwise as the Board of Directors shall determine, in its sole discretion. Notice of any adjustment will be given to you and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes hereof.

(c)    The Board of Directors shall have the power to amend the RSUs to permit the immediate vesting of the RSUs (and to terminate any unvested RSUs) and the distribution of the underlying Shares prior to the effectiveness of (i) any disposition of substantially all of the assets of the Company, (ii) the shutdown, discontinuance of operations or dissolution of the Company, or (iii) the merger or consolidation of the Company with or into any other unrelated corporation.

4.    If you are resident outside of the United States, you agree, as a condition of the grant of the RSUs, to repatriate all payments attributable to the Shares and/or cash acquired under the 2011 Plan (including, but not limited to, dividends, dividend equivalents and any proceeds derived from the sale of the Shares acquired pursuant to the RSUs) required by and in accordance with local foreign exchange rules and regulations in your country of residence. In addition, you also agree to take any and all actions, and consent to any and all actions taken by the Company and its Subsidiaries, as may be required to allow the Company and its Subsidiaries to comply with local laws, rules and regulations in your country of residence. Finally, you agree to take any and all actions as may be required to comply with your personal legal and tax obligations under local laws, rules and regulations in your country of residence.

5.    If you are resident in a country that is a member of the European Union, the grant of the RSUs and these Terms and Conditions are intended to comply with the age discrimination provisions of the EU Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”). To the extent that a court or tribunal of competent jurisdiction determines that any provision of the Terms and Conditions are invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make it valid and enforceable to the full extent permitted under local law.

6.    Regardless of any action the Company takes with respect to any or all income tax (including

U.S. federal, state and local taxes or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including the grant of the RSUs, the vesting of the RSUs, the subsequent sale of any Shares acquired pursuant to the RSUs and the receipt of any dividends or dividend equivalents and (ii) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.

Prior to the delivery of Shares upon the vesting of your RSUs, if your country of residence requires withholding of Tax-Related Items, the Company shall withhold a sufficient number of whole Shares otherwise issuable upon the vesting of the RSUs that have an aggregate Fair Market Value sufficient to pay the minimum Tax-Related Items required to be withheld with respect to the Shares. In cases where the Fair Market Value of the number of whole Shares withheld is greater than the minimum Tax-Related Items required to be withheld, the Company shall make a cash payment to you equal to the difference as soon as administratively practicable. The cash equivalent of the Shares withheld will be used to settle the obligation to withhold the Tax-Related Items. Alternatively, the Company may withhold the minimum Tax-Related Items required to be withheld with respect to the Shares in cash from your director fees or any other amounts payable to you. In the event the withholding requirements are not satisfied through the withholding of Shares by the Company or through your director fees or other amounts payable to you, no Shares will be issued to you (or your estate) upon vesting of the RSUs unless and until satisfactory arrangements have been made by you with respect to the payment of any Tax-Related Items that the Company determines, in its sole discretion, must be withheld or collected with respect to such RSUs. By accepting this grant of RSUs, you expressly consent to the withholding of Shares and/or withholding from your director fees or other amounts payable to you as provided for hereunder. All other Tax-Related Items related to the RSUs and any Shares delivered in payment thereof are your sole responsibility.

7.    The RSUs are intended to be exempt from the requirements of Code Section 409A. The 2011 Plan and these Terms and Conditions shall be administered and interpreted in a manner consistent with this intent. If the Company determines that these Terms and Conditions are subject to Code Section 409A and that it has failed to comply with the requirements of that Section, the Company may, at the Company’s sole discretion, and without your consent, amend these Terms and Conditions to cause them to comply with Code Section 409A or be exempt from Code Section 409A.

8.    The RSUs shall be transferable only by will or the laws of descent and distribution. If you purport to make any transfer of the RSUs, except as aforesaid, the RSUs and all rights thereunder shall terminate immediately.

9.    The RSUs shall not be vested in whole or in part, and the Company shall not be obligated to issue any Shares subject to the RSUs, if such issuance would, in the opinion of counsel for the Company, violate the Securities Act of 1933 or any other U.S. federal, state or non-U.S. statute having similar requirements as it may be in effect at the time. The RSUs are subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the Shares subject to the RSUs under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of shares pursuant to the RSUs, the RSUs may not be vested in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

10.    The grant of the RSUs shall not confer upon you any right to serve as a Director of the Company nor limit in any way the right of the Company to terminate your service as a Director at any time. You shall have no rights as a shareholder of the Company with respect to any Shares issuable upon the vesting of the RSUs until the date of issuance of such Shares.

11.     You acknowledge and agree that the 2011 Plan is discretionary in nature and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of the RSUs under the 2011 Plan is a one-time benefit and does not create any contractual or other right to receive a grant of RSUs or any other award under the 2011 Plan or other benefits in lieu thereof in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the form and timing of any grant, the number of Shares subject to the grant, and the vesting provisions. Any amendment, modification or termination of the 2011 Plan shall not constitute a change or impairment of the terms and conditions of your service as a Director of the Company.

12.    Your participation in the 2011 Plan is voluntary.

13.    These Terms and Conditions shall bind and inure to the benefit of the Company, its successors and assigns and you and your estate in the event of your death.

14.    The Company hereby notifies you of the following in relation to your personal data and the collection, processing and transfer of such data in relation to the grant of the RSUs and your participation in the 2011 Plan pursuant to applicable personal data protection laws. The collection, processing and transfer of your personal data is necessary for the Company’s administration of the 2011 Plan and your participation in the 2011 Plan, and your denial and/or objection to the collection, processing and transfer of personal data may affect your ability to participate in the 2011 Plan. As such, you voluntarily acknowledge, consent and agree (where required under applicable law) to the collection, use, processing and transfer of personal data as described herein.

The Company holds certain personal information about you, including (but not limited to) your name, home address and telephone number, date of birth, social security number or other identification number, nationality, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in your favor for the purpose of managing and administering the 2011 Plan (“Data”). The Data may be provided by you or collected, where lawful, from third parties, and the Company will process the Data for the exclusive purpose of implementing, administering and managing your participation in the 2011 Plan. The data processing will take place through electronic and non-electronic means according to logics and procedures strictly correlated to the purposes for which the Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations in your country of residence. Data processing operations will be performed minimizing the use of personal and identification data when such information is unnecessary for the processing purposes sought. The Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the 2011 Plan and for your participation in the 2011 Plan.

The Company will transfer Data as necessary for the purpose of implementation, administration and management of your participation in the 2011 Plan, and the Company may further transfer Data to any third parties assisting the Company in the implementation, administration and management of the 2011 Plan. These recipients may be located in the European Economic Area, the United States or elsewhere throughout the world. You hereby authorize (where required under applicable law) the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for purposes of implementing, administering and managing your participation in the 2011 Plan, including any requisite transfer of such Data as may be required for the administration of the 2011 Plan and/or the subsequent holding of Shares on your behalf to a broker or other third party with whom you may elect to deposit any Shares acquired pursuant to the 2011 Plan.

You may, at any time, exercise your rights provided under applicable personal data protection laws, which may include the right to (a) obtain confirmation as to the existence of the Data, (b) verify the content, origin and accuracy of the Data, (c) request the integration, update, amendment, deletion or blockage (for breach of applicable laws) of the Data and (d) oppose, for legal reasons, the collection, processing or transfer of the Data that is not necessary or required for the implementation, administration and/or operation of the 2011 Plan and your participation in the 2011 Plan. You may seek to exercise these rights by contacting the Company's HR department.

15.    The grant of the RSUs is not intended to be a public offering of securities in your country of residence. The Company has not submitted any registration statement, prospectus or other filing with the local securities authorities (unless otherwise required under local law). No employee of the Company is permitted to advise you on whether you should acquire Shares under the 2011 Plan or provide you with any legal, tax or financial advice with respect to the grant of the RSUs. The acquisition of Shares involves certain risks, and you should carefully consider all risk factors and tax considerations relevant to the acquisition of Shares under the 2011 Plan and the disposition of them. Further, you should carefully review all of the materials related to the RSUs and the 2011 Plan, and you should consult with your personal legal, tax and financial advisors for professional advice in relation to your personal circumstances.

16.    All questions concerning the construction, validity and interpretation of the RSUs and the 2011 Plan shall be governed and construed according to the laws of the state of Michigan, without regard to the application of the conflicts of laws provisions thereof. Any disputes regarding the RSUs or the 2011 Plan shall be brought only in the state or federal courts of the state of Michigan.

17.    The Company may, in its sole discretion, decide to deliver any documents related to the RSUs or other awards granted to you under the 2011 Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the 2011 Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

18.    The invalidity or unenforceability of any provision of the 2011 Plan or these Terms and Conditions shall not affect the validity or enforceability of any other provision of the 2011 Plan or these Terms and Conditions.

19.    If you are resident outside of the United States, you acknowledge and agree that it is your express intent that these Terms and Conditions, the 2011 Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the RSUs be drawn up in English. If you have received these Terms and Conditions, the 2011 Plan or any other documents related to the RSUs translated into a language other than English and the meaning of the translated version is different than the English version, the English version will control.

20.    Notwithstanding any provisions of these Terms and Conditions to the contrary, the RSUs shall be subject to any special terms and conditions for your country of residence set forth in an addendum to these Terms and Conditions (an “Addendum”). Further, if you transfer your residence to another country reflected in an Addendum to these Terms and Conditions at the time of transfer, the special terms and conditions for such country will apply to you to the extent the Company determines, in its sole discretion, that the application of such special terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the award and the 2011 Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate your transfer). In all circumstances, any applicable Addendum shall constitute part of these Terms and Conditions.
21.     The Company reserves the right to impose other requirements on the RSUs, any Shares acquired pursuant to the RSUs, and your participation in the 2011 Plan to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the award and the 2011 Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements or undertakings that may be necessary to accomplish the foregoing.